UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER: 811-21547

EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER:	Calamos Global Total Return Fund

ADDRESS OF PRINCIPAL EXECUTIVE OFFICES:	2020 Calamos Court, Naperville, Illinois 60563-2787

NAME AND ADDRESS OF AGENT FOR SERVICE:	John P. Calamos, Sr., President Calamos Advisors LLC 2020 Calamos Court Naperville, Illinois 60563-2787

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (630) 245-7200

DATE OF FISCAL YEAR END: October 31, 2011

DATE OF REPORTING PERIOD: November 1, 2010 through October 31, 2011

Item 1. Report to Shareholders

CALAMOS®

Global Total Return Fund (CGO)

ANNUAL REPORT OCTOBER 31, 2011

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Experience and Foresight

About Calamos Investments

For more than 30 years, we have helped investors like you manage and build wealth to meet their long-term individual objectives by working to capitalize on the opportunities of the evolving global marketplace. We launched our first open-end mutual fund in 1985 and our first closed-end fund in 2002. Today, we manage five closed-end funds. Three are enhanced fixed-income offerings, which pursue high current income from income and capital gains. Two are total-return oriented offerings, which seek current income, with increased emphasis on capital gains potential. Calamos Global Total Return Fund (CGO), falls into this category. Please see page 5 for a more detailed overview of our closed-end offerings.

We are dedicated to helping our clients build and protect wealth. We understand when you entrust us with your assets, you also entrust us with your achievements, goals and aspirations. We believe we best honor this trust by making investment decisions guided by integrity, by discipline, and by our conscientious research.

We believe that an active, risk-conscious approach is essential for wealth creation. In the 1970s, we pioneered strategies that seek to participate in equity market upside and mitigate some of the potential risks of equity market volatility. Our investment process seeks to manage risk at multiple levels and draws upon our experience investing through multiple market cycles.

We have a global perspective. We believe that globalization offers tremendous opportunities for countries and companies all over the world. In our view, this creates significant opportunities for investors. In our U.S., global and international portfolios, we are seeking to capitalize on the potential growth of the global economy.

We believe there are opportunities in all markets. Our history traces back to the 1970s, a period of significant volatility and economic concerns. We have invested through multiple market cycles, each with its own challenges. Out of this experience comes our belief that the flipside of volatility is opportunity.

Letter to Shareholders

JOHN P. CALAMOS, SR.

CEO/Co-CIO

Dear Fellow Shareholder:

Welcome to your annual report for the year ended October 31, 2011. This report includes commentary from our investment team, as well as a listing of portfolio holdings, financial statements and highlights, and detailed information about the performance and allocation of your fund. I invite you to read it carefully.

Calamos Global Total Return Fund (CGO) is an income-oriented total return fund. This means we are focused not only on delivering a competitive stream of distributions, but also on total return.

We believe that the Fund’s dynamic, global approach has enhanced our ability to deliver steady distributions and capital appreciation over the reporting period.

During the reporting period, CGO provided steady monthly distributions. We believe the Fund’s annual distribution rate, which was 8.17% on a market price basis as of October 31, 2011, was very competitive, given the low interest rates in many segments of the bond market. Additionally, on both a net asset value (NAV) basis and market price basis, the Fund outperformed the global equity market as measured by the MSCI World Index. In our view, the Fund’s distributions and performance illustrate the benefits of a global, multi-asset class approach and flexible allocation strategy. We discuss the Fund’s performance and strategy in greater detail in the Q&A section beginning on page 6.

Steady and competitive distributions

We understand that many closed-end fund investors seek steady, predictable distributions instead of distributions that fluctuate. Therefore, this Fund has a level rate distribution policy. As part of this policy, we aim to keep distributions consistent from month to month, and at a level that we believe can be sustained over the long term. In setting the Fund’s distribution rate, the investment management team and the Fund’s Board of Directors consider the interest rate, market and economic environment. We also factor in our assessment of individual securities and asset classes. (For additional information on our level rate distribution policy, please see “The Calamos Closed-End Funds: An Overview” on page 5 and “Level Rate Distribution Policy” on page 32.)

CALAMOS GLOBAL TOTAL RETURN FUND ANNUAL REPORT	1

Letter to Shareholders

Market environment

Overall, the reporting period was characterized by significant market volatility. Concerns about slowing global growth and developed market government debt proved especially troubling to investors. In the wake of discouraging debt ceiling negotiations, the U.S. saw its government debt downgraded by Standard and Poor’s, while unemployment and housing weakness remained persistent. The eurozone faced far more acute pressures, as its members sought to find a solution to Greece’s troubled balance sheet and anxieties grew about the European banking system as a whole. As the period progressed, investors became increasingly concerned about the potential for a double-dip recession in the U.S. After a significant two-year rally, equities and corporate securities corrected sharply during the third quarter of 2011. In particular, market participants worried that companies with higher earnings growth estimates would face stronger headwinds in a more difficult economic environment.

Nonetheless, the global bond market gained for the 12-month period. The BofA Merrill Lynch Global Broad Market Index returned 4.12%, while the Credit Suisse High Yield Index returned 5.62%. Many segments of the global equity market also advanced. The MSCI World Index, a measure of developed market equity performance returned 2.30%. The U.S. equity market performed notably, with the S&P 500 Index up 8.09%. Emerging market equities retreated, however, as measured by the MSCI Emerging Markets Index’s return of -7.44%. A substantial portion of this decline came during the final months of the reporting period, as emerging markets faced significant pressure as investors became less focused on fundamentals and fled to areas of the market that offered a greater perception of safety. Convertible securities inched into negative territory for the year, with a return of -0.26% for the BofA Merrill Lynch Global 300 Convertible Index.

We see opportunity

Certainly, the global economy faces complex issues that will take time to resolve. We expect continued volatility as these challenges are addressed. Even so, now more than ever, we believe that the global economy and financial markets offer many compelling opportunities for long-term investors who take a highly selective and active approach.

We have positioned the Fund to reflect our expectation for slower but positive growth in the global economy as a whole. Perhaps most importantly, having faced their own debt and banking struggles in the past, the emerging markets may remain a powerful engine for growth, one that we believe can create continued opportunities for companies and countries around the world. Also, although the U.S. may not be on a normal trajectory for economic recovery, we see encouraging signs that a healing process has begun. Corporate balance sheets remain strong overall, and we are encouraged by positive earnings announcements. Most

2	CALAMOS GLOBAL TOTAL RETURN FUND ANNUAL REPORT

Letter to Shareholders

companies have wisely refinanced and restructured their debt, and U.S. consumers have taken steps to deleverage. There has been some market clearing due to businesses restructuring as well as merger and acquisition activity.

Our team has identified many companies that we believe are adapting to the global economic environment with innovation. In particular, we are favoring global growth companies with geographically diversified revenues, well-recognized global brands, robust distribution networks and experienced management teams. We believe that multinational companies with healthy balance sheets provide more attractive risk and reward characteristics because they are well positioned to capitalize on the significant growth opportunities that exist, for example, those in emerging markets.

From an investment themes standpoint, we continue to favor companies that are positioned to benefit from corporate capital spending, global infrastructure build-out and the growing prosperity of emerging market consumers. This has led us to companies in the information technology, energy, industrials and consumer-oriented sectors. We also have identified companies in the energy and materials sectors that we believe are positioned to benefit from a weaker dollar and from continued government efforts to boost asset values. In contrast, we are cautious about companies that are tied solely to U.S. or European GDP, and those that may be more affected by government debt burdens and a complex regulatory environment, including companies in the financials, health care and utilities sectors.

Moreover, despite some of the uncertainties in the macro environment, we believe equity valuations remain compelling by and large. For example, by some of our measures, many of the growth-oriented equities in this Fund are at multi-decade valuation lows relative to other asset classes.

In selecting high-yield bonds and convertible securities for this Fund, we seek to balance yield and risk considerations. We therefore favor companies that we believe offer reliable debt servicing, respectable balance sheets and good cash flows. As part of our active approach, we subject each investment to our rigorous fundamental credit research. We continue to find many securities that meet our criteria.

Our use of leverage

We have the flexibility to utilize leverage in this Fund. Over the long term, we believe that the judicious use of leverage provides us with opportunities to enhance total return and support the Fund’s distribution rate. Leverage strategies typically entail borrowing at short-term interest rates and investing the proceeds at higher rates of return. During the reporting period, we believed the prudent use of leverage would be advantageous given the economic environment, specifically the low borrowing costs we were able to secure. Overall, our use of leverage contributed favorably to the returns of the Fund, as the performance of the Fund’s holdings exceeded the costs of our borrowing activities.

CALAMOS GLOBAL TOTAL RETURN FUND ANNUAL REPORT	3

Letter to Shareholders

Consistent with our focus on risk management, we have employed techniques to hedge against a rise in interest rates. We have used interest rate swaps to manage the borrowing costs associated with our leverage activities. Interest rate swaps allow us to “lock down” an interest rate that we believe to be attractive. Although rates are at historically low levels across much of the fixed-income market, history has taught us that rates can rise quickly, in some cases in a matter of months. We believe that the Fund’s use of interest rate swaps is beneficial because it provides a degree of protection should a rise in rates occur.

We take an active, independent approach

We recognize that ups and downs in the markets can be discouraging for investors. Yet, market volatility is always a factor when investing. In fact, we firmly believe that market volatility can create opportunities for those who take an active, long-term and disciplined approach.

As we invest on behalf of Fund shareholders, we seek to be ahead of the curve and global in our perspective. We believe our dynamic allocation approach has been instrumental to the results we have achieved over full market cycles and will continue to be, particularly given the low rates currently available in many segments of the fixed-income marketplace.

If you would like any additional information about this Fund or our other closed-end offerings, please contact your financial advisor or our client services team at 800.582.6959 (Monday through Friday from 8:00 a.m. to 6:00 p.m., Central Time). We also invite you to visit us at calamos.com.

We thank you for your continued trust.

Sincerely,

John P. Calamos, Sr.

CEO and Co-CIO

Calamos Advisors LLC

This report is for informational purposes only and should not be considered investment advice.

4	CALAMOS GLOBAL TOTAL RETURN FUND ANNUAL REPORT

The Calamos Closed-End Funds: An Overview

In our closed-end funds, we draw upon decades of investment experience, including a long history of opportunistically blending asset classes in an attempt to capture upside potential while managing downside risk. We launched our first closed-end fund in 2002.

Closed-end funds are long-term investments. Most focus on providing monthly distributions, but there are important differences among individual closed-end funds. Calamos closed-end funds can be grouped into two broad categories: (1) enhanced fixed-income and (2) total return. Funds in both groups provide a monthly distribution stream and invest in a combination of asset classes.

OBJECTIVE: ENHANCED FIXED INCOME	OBJECTIVE: TOTAL RETURN
Portfolios Positioned to Pursue High Current Income from Income and Capital Gains	Portfolios Positioned to Seek Current Income, with Increased Emphasis on Capital Gains Potential
Calamos Convertible Opportunities and Income Fund (Ticker: CHI)	Calamos Global Total Return Fund (Ticker: CGO)
Invests in high-yield and convertible securities, primarily in U.S. markets	Invests in equities and higher-yielding convertible securities and corporate bonds, in both U.S. and non-U.S. markets
Calamos Convertible and High Income Fund (Ticker: CHY)	Calamos Strategic Total Return Fund (Ticker: CSQ)
Invests in high-yield and convertible securities, primarily in U.S. markets	Invests in equities and higher-yielding convertible securities and corporate bonds, primarily in U.S. markets
Calamos Global Dynamic Income Fund (Ticker: CHW)
Invests in global fixed-income securities, alternative investments and equities

Our Level Rate Distribution Policy

Closed-end fund investors often look for a steady stream of income. Recognizing this, Calamos closed-end funds have a level rate distribution policy in which we aim to keep monthly income consistent through the disbursement of net investment income, net realized short-term capital gains and, if necessary, return of capital. We set distributions at levels that we believe are sustainable for the long term. Our team is focused on delivering an attractive monthly distribution, while maintaining a long-term focus on risk management. The level of the funds’ distributions can be greatly influenced by market conditions, including the interest rate environment. The funds’ distributions will depend on the individual performance of positions the funds hold, our view of the benefits of retaining leverage, fund tax considerations, and maintaining regulatory requirements.

For more information about any of these funds, we encourage you to contact your financial advisor or Calamos Investments at 800.582.6959 (Monday through Friday from 8:00 a.m. to 6:00 p.m., Central Time). You can also visit us at www.calamos.com.

For more information on our level rate distribution policy, please see page 32.

CALAMOS GLOBAL TOTAL RETURN FUND ANNUAL REPORT	5

Investment Team Discussion

TOTAL RETURN* AS OF 10/31/11
Common Shares – Inception 10/27/05
	1 Year	Since Inception**
On Market Price	9.11%	8.28%

On NAV	8.15%	8.95%

*Total return measures net investment income and net realized gain or loss from Fund investments, and change in net unrealized appreciation and depreciation, assuming reinvestment of income and net realized gains distributions.

**Annualized since inception.

SECTOR WEIGHTINGS
Information Technology	23.7%
Health Care	12.9
Energy	11.9
Materials	11.9
Consumer Staples	9.9
Consumer Discretionary	9.5
Industrials	5.0
Financials	3.0
Telecommunication Services	2.1
Utilities	0.5

Sector Weightings are based on managed assets and may vary over time. Sector Weightings exclude any government/sovereign bonds or options on broad market indexes the Fund may hold.

GLOBAL TOTAL RETURN FUND

INVESTMENT TEAM DISCUSSION

The Calamos Investment Management Team, led by Co-Chief Investment Officers John P. Calamos, Sr. and Nick P. Calamos, CFA, discusses the Fund’s strategy, performance and positioning for the one-year period ended October 31, 2011.

Q.  To provide a context for its performance, please discuss the Fund’s strategy and role within an asset allocation.

A.  Calamos Global Total Return Fund (CGO) is a global total return oriented offering that seeks to provide an attractive monthly distribution. We invest in a diversified portfolio of global equities, convertible securities and high-yield securities. The allocation to each asset class is dynamic and reflects our view of the economic landscape as well as the potential of individual securities. By combining these asset classes, we believe that we are well positioned to generate capital gains as well as income. This broader range of security types also provides us with increased opportunities to manage the risk and reward characteristics of the portfolio over full market cycles.

We invest in both U.S. and non-U.S. companies, favoring companies with geographically diversified revenue streams and global business strategies. We emphasize companies we believe offer reliable debt servicing, respectable balance sheets and sustainable prospects for growth.

Q.  How did the Fund perform over the reporting period?

A.  The Fund gained 8.15% on a net asset value (NAV) basis for the one-year period ended October 31, 2011. On a market price basis, the Fund returned 9.11%. The Fund’s return surpassed that of the broad global equity market, as measured by the MSCI World Index, which was up 2.30% for the same period. According to data from Morningstar, the Fund finished the period in the top 13% of peers in the U.S. Closed-End World Allocation category on both a market and NAV basis.

During the reporting period, the Fund’s market premium widened from parity to NAV to 0.89%.

Q.  How do NAV and market price return differ?

A.  Closed-end funds trade on exchanges, where the price of shares may be driven by factors other than the value of the underlying securities. The price of a share in the market is called market value. Market price may be influenced by factors unrelated to the performance of the fund’s holdings. A fund’s NAV return measures the return of the individual securities in the portfolio, less fund expenses. It also measures how a manager was able to capitalize on market opportunities. Because we believe closed-end funds are best utilized as a long-term holding within asset allocations, we believe that NAV return is the better measure of a fund’s performance.

6	CALAMOS GLOBAL TOTAL RETURN FUND ANNUAL REPORT

Investment Team Discussion

SINCE INCEPTION MARKET PRICE AND NAV HISTORY THROUGH 10/31/11

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

Q.  Please discuss the Fund’s distributions during the annual period.

A.  As we discussed in the opening letter, we employ a level rate distribution policy within this Fund with the goal of providing shareholders with a consistent distribution stream. The Fund provided a steady distribution stream over the period. Monthly distributions were $0.1000 per share, in all months except December, when the distribution was $0.1083, due to the inclusion of $0.0083 in additional earnings. The Fund’s annual distribution rate was 8.17% of market price as of October 31, 2011.

We believe the Fund’s yield is competitive in this low rate environment. As of October 31, 2011, the MSCI World Index dividend yield was approximately 2.9%, the 10-year U.S. Treasury yield was 2.2%, and the 30-year U.S. Treasury yield was 3.2%. Moreover, we believe the Fund’s distribution rate is particularly attractive given that the Fund also surpassed the global equity market’s return. We believe this illustrates the potential merits of a total return approach.

Q.  What factors influenced performance over the reporting period?

A.  An overweight position to the information technology sector added significant value, with selection within the semiconductor and application software industries being notably positive. We continue to favor this sector due to its higher growth potential, higher cash flows and lower debt levels, diversified revenue streams, as well as attractive valuations. We believe the Fund’s holdings are poised to benefit from considerable consumer demand for the latest devices and electronics, as well as the current innovation cycle which leads to tomorrow’s technologies. The Fund’s underweight position to the financial sector added significant value as well during the period. We remain cautious and have generally held a low weight in this sector due to increased regulations globally as well as significant business risks remaining in many large financial institutions.

In contrast, security selection within the energy sector detracted from performance. The integrated oil and gas industry performed exceptionally well during the reporting period, but it was an area in which the Fund was underweighted, holding names that trailed the index. We have instead preferred companies involved in oil and gas exploration, production, distribution and drilling, as we see these industries as less vulnerable to short-term fluctuations in economic growth.

ASSET ALLOCATION AS OF 10/31/11

Fund asset allocations are based on total investments and may vary over time.

CALAMOS GLOBAL TOTAL RETURN FUND ANNUAL REPORT	7

Investment Team Discussion

Q.  How is the Fund positioned?

A.  We have found securities across global asset classes that we believe support the Fund’s focus on income-oriented total return. We emphasized common stocks, which totalled approximately 48% of total investments as of October 31, 2011, followed by convertible securities, which represented about 30% of the portfolio as of the end of the reporting period. We also found opportunities in corporate bonds and sovereign debt.

Broadly speaking, we are favoring larger global businesses with diversified revenues and strong brands, particularly companies based in the U.S. and select developed markets in Europe. We have sought holdings we believe are well positioned to capitalize on the growth trends we see around the world, including those related to emerging markets. In regard to the Fund’s convertible securities and corporate bonds, we also seek out reliable debt servicing and the potential for credit upgrades. In keeping with our risk-conscious approach to income, we favored a mix of investment-grade credits and credits from the higher tiers of the high-yield universe. High-yield securities are generally recognized as credits with ratings less than BBB.

We have found the most compelling sector opportunities within the information technology sector, which we discussed above. We increased Fund holdings in the consumer discretionary and energy sectors and decreased Fund holdings in the financial and materials sectors.

Q.  What is your outlook for the Fund?

A.  We continue to believe that this is an environment that requires active security selection and a risk-conscious, long-term perspective. We anticipate slower but positive growth in the U.S. and global economies. Challenges remain, including for investors who seek income. We expect continued volatility in the financial market, and we believe that investors should also be prepared for the possibility of inflation and rising interest rates.

Against this backdrop, we believe the Fund’s dynamic global multi-asset class approach and our proprietary research position it well. Because this Fund can invest in a global portfolio of corporate bonds, convertible securities, and equities, we see it as potentially less susceptible to events in any one economy or asset class. Additionally, we remain optimistic about many companies with global strategies and reach and believe that the markets may provide considerable opportunities for the Fund’s income-oriented approach to total return.

8	CALAMOS GLOBAL TOTAL RETURN FUND ANNUAL REPORT

Schedule of Investments     October 31, 2011

PRINCIPAL AMOUNT			VALUE

CORPORATE BONDS (16.9%)
		Consumer Discretionary (5.1%)
1,200,000		Jaguar Land Rover, PLC*µ 7.750%, 05/15/18	$1,194,000
700,000		NetFlix, Inc.µ 8.500%, 11/15/17	729,750
2,000,000		Royal Caribbean Cruises, Ltd.µ 7.250%, 06/15/16	2,130,000
2,000,000		Service Corp. International 7.500%, 04/01/27	2,010,000

			6,063,750

		Consumer Staples (1.7%)
395,000		Darling International, Inc.µ 8.500%, 12/15/18	445,363
8,700,000	NOK	Nestle Holdings, Inc. 3.375%, 02/08/16	1,592,321

			2,037,684

		Energy (2.5%)
6,500,000	NOK	Aker Solutions, ASA 8.700%, 06/26/14	1,262,905
		Frontier Oil Corp.
620,000		8.500%, 09/15/16	657,200
611,000		6.875%, 11/15/18µ	626,275
383,000		Trinidad Drilling, Ltd.*µ 7.875%, 01/15/19	403,108

			2,949,488

		Financials (2.1%)
10,000,000	CNY	Caterpillar, Inc. 1.350%, 07/12/13	1,554,732
920,000		Leucadia National Corp.µ 8.125%, 09/15/15	998,200

			2,552,932

		Health Care (0.7%)
750,000		Giant Funding Corp.*µ 8.250%, 02/01/18	793,125

		Industrials (2.8%)
1,172,000		Boart Longyear Management Pty., Ltd.*µ 7.000%, 04/01/21	1,163,210
1,800,000		H&E Equipment Services, Inc.µ 8.375%, 07/15/16	1,831,500
336,000		Polypore International, Inc. 7.500%, 11/15/17	344,400

			3,339,110

		Information Technology (0.6%)
750,000		Audatex North America, Inc.*µ 6.750%, 06/15/18	765,000

PRINCIPAL AMOUNT			VALUE

		Telecommunication Services (1.4%)
1,700,000		Frontier Communications Corp.~ 9.000%, 08/15/31	$1,674,500

		TOTAL CORPORATE BONDS (Cost $19,686,354)	20,175,589

CONVERTIBLE BONDS (34.4%)
		Consumer Discretionary (1.1%)
4,000,000	HKD	Hengdeli Holdings, Ltd. 2.500%, 10/20/15	527,816
915,000		Liberty Media Corp. (Viacom, CBS Corp. - Class B)µ§ 3.250%, 03/15/31	737,719

			1,265,535

		Consumer Staples (1.7%)
725,000		Archer-Daniels-Midland Companyµ 0.875%, 02/15/14	734,969
1,275,000		Molson Coors Brewing Companyµ 2.500%, 07/30/13	1,351,500

			2,086,469

		Energy (5.6%)
		Chesapeake Energy Corp.
725,000		2.750%, 11/15/35	789,344
690,000		2.500%, 05/15/37µ	687,412
600,000		Petrominerales, Ltd.µ 2.625%, 08/25/16	624,000
1,800,000		Subsea 7, SAµ 2.250%, 10/11/13	2,081,121
1,950,000	EUR	Technip, SA 0.500%, 01/01/16	2,514,487

			6,696,364

		Financials (1.4%)
700,000		Affiliated Managers Group, Inc.µ 3.950%, 08/15/38	762,125
700,000		Leucadia National Corp. 3.750%, 04/15/14	907,375

			1,669,500

		Health Care (7.5%)
2,000,000		Gilead Sciences, Inc.µ 1.625%, 05/01/16	2,320,000
1,750,000		Medtronic, Inc.µ 1.625%, 04/15/13	1,763,125
2,700,000		Shire, PLC 2.750%, 05/09/14	3,113,858
1,100,000	EUR	UCB, SAµ 4.500%, 10/22/15	1,712,687

			8,909,670

See accompanying Notes to Schedule of Investments	CALAMOS GLOBAL TOTAL RETURN FUND ANNUAL REPORT	9

Schedule of Investments    October 31, 2011

PRINCIPAL AMOUNT			VALUE

		Information Technology (9.1%)
1,175,000		Intel Corp.µ 3.250%, 08/01/39	$1,489,312
715,000		Linear Technology Corp.~ 3.000%, 05/01/27	751,644
700,000		Microsoft Corp.*µ 0.000%, 06/15/13	714,000
660,000	EUR	Nexans, SA 1.500%, 01/01/13	757,785
542,000		Nuance Communications, Inc.* 2.750%, 11/01/31	597,555
2,150,000		SanDisk Corp.~ 1.500%, 08/15/17	2,577,312
1,305,000		Symantec Corp.µ 1.000%, 06/15/13	1,520,325
1,930,000		Xilinx, Inc.µ 2.625%, 06/15/17	2,489,700

			10,897,633

		Materials (8.0%)
600,000		Anglo American, PLCµ 4.000%, 05/07/14	870,076
1,300,000		AngloGold Ashanti, Ltd. 3.500%, 05/22/14	1,495,000
2,800,000		Goldcorp, Inc.µ 2.000%, 08/01/14	3,633,000
2,300,000		Newmont Mining Corp.µ 1.625%, 07/15/17	3,602,375

			9,600,451

		TOTAL CONVERTIBLE BONDS (Cost $40,028,293)	41,125,622

U.S. GOVERNMENT AND AGENCY SECURITY (1.0%)
1,200,000		United States Treasury Note~ 0.875%, 01/31/12 (Cost $1,201,810)	1,202,672

SOVEREIGN BONDS (10.5%)
250,000	BRL	Federal Republic of Brazil 10.000%, 01/01/12	1,500,132
3,880,000	CAD	Government of Canada 2.000%, 06/01/16	3,978,912
930,000	NZD	Government of New Zealand 6.000%, 04/15/15	816,663
15,850,000	NOK	Kingdom of Norway 4.250%, 05/19/17	3,127,517
19,200,000	SEK	Kingdom of Sweden 3.000%, 07/12/16	3,137,238

		TOTAL SOVEREIGN BONDS (Cost $11,959,392)	12,560,462

NUMBER OF SHARES			VALUE

CONVERTIBLE PREFERRED STOCKS (5.8%)
		Consumer Staples (0.6%)
7,500		Bunge, Ltd.µ 4.875%	$726,562

		Energy (4.0%)
27,500		Apache Corp.µ 6.000%	1,548,250
2,750		Chesapeake Energy Corp.*µ 5.750%	3,228,775

			4,777,025

		Financials (0.5%)
9,300		MetLife, Inc.µ 5.000%	631,563

		Utilities (0.7%)
16,000		NextEra Energy, Inc.µ 7.000%	822,400

		TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $7,319,930)	6,957,550

NUMBER OF UNITS			VALUE
STRUCTURED EQUITY-LINKED SECURITY (0.7%) +*
		Health Care (0.7%)
8,300		Deutsche Bank, AG (Biogen) 8.000%, 12/13/11 (Cost $788,500)	817,799

NUMBER OF SHARES			VALUE
COMMON STOCKS (63.6%)
		Consumer Discretionary (6.6%)
14,500	EUR	Adidas, AG	1,021,188
64,000	JPY	Nikon Corp.µ	1,433,030
74,250	CHF	Swatch Group, AGµ	5,475,217

			7,929,435

		Consumer Staples (9.2%)
49,000		Coca-Cola Companyµ	3,347,680
31,000	EUR	Danone, SAµ	2,149,010
55,000	CHF	Nestlé, SAµ	3,181,073
41,500		Wal-Mart Stores, Inc.µ	2,353,880

			11,031,643

		Energy (3.9%)
490,000	HKD	CNOOC, Ltd.	926,276
1,100,000	HKD	PetroChina Company, Ltd. - Class H	1,428,012

10	CALAMOS GLOBAL TOTAL RETURN FUND ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Schedule of Investments    October 31, 2011

NUMBER OF SHARES			VALUE

32,000		Schlumberger, Ltd.µ	$2,351,040

			4,705,328

		Health Care (8.5%)
30,000		Covidien, PLCµ	1,411,200
48,500		Johnson & Johnsonµ	3,122,915
16,500		Medtronic, Inc.µ	573,210
47,500	DKK	Novo Nordisk, A/S - Class B	5,042,906

			10,150,231

		Industrials (4.0%)
80,500	CHF	ABB, Ltd.#	1,515,447
52,000		General Electric Companyµ	868,920
22,400	EUR	Siemens, AGµ	2,347,988

			4,732,355

		Information Technology (22.0%)
48,500		Applied Materials, Inc.µ	597,520
728,000	GBP	ARM Holdings, PLCµ	6,830,742
32,200	EUR	ASML Holding, NV	1,350,757
37,000	JPY	Canon, Inc.	1,679,719
30,500		Check Point Software Technologies, Ltd.µ#	1,757,715
130,000		Dell, Inc.µ#	2,055,300
50,400	TWD	HTC Corp.	1,132,667
54,000		Microsoft Corp.µ	1,438,020
2,600	JPY	Nintendo Company, Ltd.	392,264
60,000		QUALCOMM, Inc.µ	3,096,000
68,400	EUR	SAP, AGµ	4,136,007
120,000		Yahoo!, Inc.#	1,876,800

			26,343,511

		Materials (8.0%)
33,000	GBP	Anglo American, PLC	1,209,797
64,200		Barrick Gold Corp.µ	3,177,900
68,000		Freeport-McMoRan Copper & Gold, Inc.µ	2,737,680
43,700	GBP	Rio Tinto, PLCµ	2,364,123

			9,489,500

		Telecommunication Services (1.4%)
225	JPY	KDDI Corp.	1,648,205

		TOTAL COMMON STOCKS (Cost $76,468,186)	76,030,208

NUMBER OF SHARES		VALUE

SHORT TERM INVESTMENT (1.4%)
1,745,302	Fidelity Prime Money Market Fund - Institutional Class (Cost $1,745,302)	$1,745,302

TOTAL INVESTMENTS (134.3%) (Cost $159,197,767)		160,615,204

LIABILITIES, LESS OTHER ASSETS (-34.3%)		(41,011,152)

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS (100.0%)		$119,604,052

NOTES TO SCHEDULE OF INVESTMENTS

*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements. At October 31, 2011, the value of 144A securities that could not be exchanged to the registered form is $8,883,447 or 7.4% of net assets applicable to common shareholders.

µ	Security, or portion of security, is held in a segregated account as collateral for note payable aggregating a total value of $98,597,294.

~	Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options and swaps. The aggregate value of such securities is $4,996,768.

§	Securities exchangeable or convertible into securities of one or more entities that are different than the issuer. Each entity is identified in the parenthetical.

+	Structured equity-linked securities are designed to simulate the characteristics of the equity security in the parenthetical.

#	Non-income producing security.

FOREIGN CURRENCY ABBREVIATIONS

BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CNY	Chinese Yuan Renminbi
DKK	Danish Krone
EUR	European Monetary Unit
GBP	British Pound Sterling
HKD	Hong Kong Dollar
JPY	Japanese Yen
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
TWD	New Taiwanese Dollar

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency.

See accompanying Notes to Financial Statements	CALAMOS GLOBAL TOTAL RETURN FUND ANNUAL REPORT	11

Schedule of Investments     October 31, 2011

INTEREST RATE SWAPS

COUNTERPARTY	FIXED RATE (FUND PAYS)	FLOATING RATE (FUND RECEIVES)	TERMINATION DATE	NOTIONAL AMOUNT	UNREALIZED APPRECIATION/ (DEPRECIATION)
BNP Paribas, SA	2.5350% quarterly	3 month LIBOR	03/09/14	$12,000,000	$(592,859)
BNP Paribas, SA	2.0200% quarterly	3 month LIBOR	03/09/12	8,000,000	(65,333)
BNP Paribas, SA	1.8525% quarterly	3 month LIBOR	09/14/12	7,000,000	(97,077)

					$(755,269)

CURRENCY EXPOSURE

OCTOBER 31, 2011

	VALUE	% OF TOTAL INVESTMENTS
US Dollar	$92,867,581	57.8%
European Monetary Unit	15,989,909	10.0%
British Pound Sterling	10,404,662	6.5%
Swiss Franc	10,171,737	6.3%
Norwegian Krone	5,982,743	3.7%
Japanese Yen	5,153,218	3.2%
Danish Krone	5,042,906	3.1%
Canadian Dollar	3,978,912	2.5%
Swedish Krona	3,137,238	2.0%
Hong Kong Dollar	2,882,104	1.8%
Yuan Renminbi	1,554,732	1.0%
Brazilian Real	1,500,132	0.9%
New Taiwanese Dollar	1,132,667	0.7%
New Zealand Dollar	816,663	0.5%
Total Investments	$160,615,204	100.0%

Currency exposure may vary over time.

12	CALAMOS GLOBAL TOTAL RETURN FUND ANNUAL REPORT	See accompanying Notes to Financial Statements

Statement of Assets and Liabilities    October 31, 2011

ASSETS
Investments in securities, at value (cost $159,197,767)	$160,615,204
Receivables:
Accrued interest and dividends	958,652
Prepaid expenses	6,427
Other assets	56,978

Total assets	161,637,261

LIABILITIES
Unrealized depreciation on interest rate swaps	755,269
Payables:
Note payable	41,000,000
Investments purchased	38,391
Affiliates:
Investment advisory fees	131,166
Deferred compensation to trustees	56,978
Financial accounting fees	1,511
Trustees’ fees and officer compensation	852
Other accounts payable and accrued liabilities	49,042

Total liabilities	42,033,209

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$119,604,052

COMPOSITION OF NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Common stock, no par value, unlimited shares authorized 8,214,213 shares issued and outstanding	$116,275,315
Undistributed net investment income (loss)	(270,017)
Accumulated net realized gain (loss) on investments, foreign currency transactions, written options and interest rate swaps	2,935,867
Unrealized appreciation (depreciation) of investments, foreign currency translations, written options and interest rate swaps	662,887

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$119,604,052

Net asset value per common shares based upon 8,214,213 shares issued and outstanding	$14.56

See accompanying Notes to Financial Statements	CALAMOS GLOBAL TOTAL RETURN FUND ANNUAL REPORT	13

Statement of Operations    Year Ended October 31, 2011

INVESTMENT INCOME
Interest	$2,895,144
Dividends	2,044,377
Dividend taxes withheld	(120,091)

Total investment income	4,819,430

EXPENSES
Investment advisory fees	1,534,476
Interest expense and related fees	529,239
Printing and mailing fees	37,665
Custodian fees	32,285
Legal fees	28,079
Transfer agent fees	27,807
Audit fees	23,964
Registration fees	23,933
Financial accounting fees	17,494
Trustees’ fees and officer compensation	17,380
Accounting fees	15,533
Other	19,618

Total expenses	2,307,473

NET INVESTMENT INCOME (LOSS)	2,511,957

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments, excluding purchased options	11,627,458
Purchased options	(3,314,781)
Foreign currency transactions	19,079
Written options	(452,794)
Interest rate swaps	(524,765)
Change in net unrealized appreciation/(depreciation) on:
Investments, excluding purchased options	(4,136,004)
Purchased options	2,783,726
Foreign currency translations	(21,837)
Written options	627,359
Interest rate swaps	373,138

NET GAIN (LOSS)	6,980,579

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS	$9,492,536

14	CALAMOS GLOBAL TOTAL RETURN FUND ANNUAL REPORT	See accompanying Notes to Financial Statements

Statements of Changes in Net Assets

	YEAR ENDED OCTOBER 31,
	2011	2010
OPERATIONS
Net investment income (loss)	$2,511,957	$3,733,575
Net realized gain (loss)	7,354,197	7,078,339
Change in unrealized appreciation/(depreciation)	(373,618)	3,980,781

Net increase (decrease) in net assets applicable to common shareholders resulting from operations	9,492,536	14,792,695

DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM
Net investment income	(8,123,892)	(9,638,218)
Net realized gains	(1,680,863)	—

Net decrease in net assets from distributions to common shareholders	(9,804,755)	(9,638,218)

CAPITAL STOCK TRANSACTIONS
Proceeds from common shares sold	1,815,997	222,343
Offering costs on common shares	(115,860)	(76,561)
Reinvestment of distributions resulting in the issuance of common stock	485,587	416,089

Net increase (decrease) in net assets from capital stock transactions	2,185,724	561,871

TOTAL INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	1,873,505	5,716,348

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Beginning of year	$117,730,547	$112,014,199

End of year	119,604,052	117,730,547

Undistributed net investment income (loss)	$(270,017)	$(135,120)

See accompanying Notes to Financial Statements	CALAMOS GLOBAL TOTAL RETURN FUND ANNUAL REPORT	15

Statement of Cash Flows    Year Ended October 31, 2011

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase/(decrease) in net assets from operations	$9,492,536
Adjustments to reconcile net increase/(decrease) in net assets from operations to net cash used for operating activities:
Purchase of investment securities	(141,049,078)
Net proceeds from disposition of short term investments	(157,901)
Proceeds paid on closing written options	(1,341,378)
Proceeds from disposition of investment securities	137,240,604
Premiums received from written options	395,943
Amortization and accretion of fixed-income securities	(513,072)
Net realized gains/losses from investments, excluding purchased options	(11,627,458)
Net realized gains/losses from purchased options	3,314,781
Net realized gains/losses from written options	452,794
Change in unrealized appreciation or depreciation on investments, excluding purchased options	4,136,004
Change in unrealized appreciation or depreciation on purchased options	(2,783,726)
Change in unrealized appreciation or depreciation on written options	(627,359)
Change in unrealized appreciation or depreciation on interest rate swaps	(373,138)
Net change in assets and liabilities:
(Increase)/decrease in assets:
Accrued interest and dividends receivable	62,281
Prepaid expenses	894
Other assets	(6,209)
Increase/(decrease) in liabilities:
Payables to affiliates	12,758
Other accounts payable and accrued liabilities	(10,245)

Net cash provided by/(used in) operating activities	$(3,380,969)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from common shares sold	1,815,997
Offering costs related to common shares sold	(115,860)
Distributions to common shareholders	(9,319,168)
Proceeds from note payable	11,000,000

Net cash provided by/(used in) financing activities	$3,380,969

Cash at beginning of year	$—

Cash at end of year	$—

Supplemental disclosure
Cash paid for interest and related fees	$530,084

Non-cash financing activities not included herein consists of reinvestment of dividends and distributions of:	$485,587

16	CALAMOS GLOBAL TOTAL RETURN FUND ANNUAL REPORT	See accompanying Notes to Financial Statements

Notes to Financial Statements

Note 1 – Organization and Significant Accounting Policies

Organization.  Calamos Global Total Return (the “Fund”) was organized as a Delaware statutory trust on March 30, 2004 and is registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified, closed-end management investment company. The Fund commenced operations on October 27, 2005. The Fund’s investment objective is to provide total return through a combination of capital appreciation and current income.

Fund Valuation.  The valuation of the Fund’s investments is in accordance with policies and procedures adopted by and under the ultimate supervision of the board of trustees.

Fund investments that are traded on U.S. securities exchanges, except option securities, are valued at the last current reported sales price at the time a Fund determines its net asset value (“NAV”). Securities traded in the over-the-counter market and quoted on The NASDAQ Stock Market are valued at the NASDAQ Official Closing Price, as determined by NASDAQ, or lacking a NASDAQ Official Closing Price, the last current reported sale price on NASDAQ at the time the Fund determines its NAV.

When a last sale or closing price is not available, equity securities, other than option securities, that are traded on a U.S. securities exchange and other equity securities traded in the over-the-counter market are valued at the mean between the most recent bid and asked quotations in accordance with guidelines adopted by the board of trustees. Each option security traded on a U.S. securities exchange is valued at the mid-point of the consolidated bid/ask quote for the option security, also in accordance with guidelines adopted by the board of trustees. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued based on a quotation provided by the counterparty to such option under the ultimate supervision of the board of trustees.

Fixed income securities, certain convertible preferred securities, and non-exchange traded derivatives are normally valued by independent pricing services or by dealers or brokers who make markets in such securities. Valuations of such fixed income securities, certain convertible preferred securities, and non-exchange traded derivatives consider yield or price of equivalent securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data and do not rely exclusively upon exchange or over-the-counter prices.

Trading on European and Far Eastern exchanges and over-the-counter markets is typically completed at various times before the close of business on each day on which the New York Stock Exchange (“NYSE”) is open. Each security trading on these exchanges or over-the-counter markets may be valued utilizing a systematic fair valuation model provided by an independent pricing service approved by the board of trustees. The valuation of each security that meets certain criteria in relation to the valuation model is systematically adjusted to reflect the impact of movement in the U.S. market after the foreign markets close. Securities that do not meet the criteria, or that are principally traded in other foreign markets, are valued as of the last reported sale price at the time the Fund determines its NAV, or when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading of foreign securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund’s NAV is not calculated.

If the pricing committee determines that the valuation of a security in accordance with the methods described above is not reflective of a fair value for such security, the security is valued at a fair value by the pricing committee, under the ultimate supervision of the board of trustees, following the guidelines and/or procedures adopted by the board of trustees.

The Fund also may use fair value pricing, pursuant to guidelines adopted by the board of trustees and under the ultimate supervision of the board of trustees, if trading in the security is halted or if the value of a security it holds is materially affected by events occurring before the Fund’s pricing time but after the close of the primary market or exchange on which the security is listed. Those procedures may utilize valuations furnished by pricing services approved by the board of trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.

When fair value pricing of securities is employed, the prices of securities used by a Fund to calculate its NAV may differ from market quotations or official closing prices. In light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security is accurate.

CALAMOS GLOBAL TOTAL RETURN FUND ANNUAL REPORT	17

Notes to Financial Statements

Investment Transactions.  Investment transactions are recorded on a trade date basis. Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income is recognized using the accrual method and includes accretion of original issue and market discount and amortization of premium. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available after the ex-dividend date.

Foreign Currency Translation.  Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using a rate quoted by a major bank or dealer in the particular currency market, as reported by a recognized quotation dissemination service.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the ex-date or accrual date and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at period end.

Allocation of Expenses Among Funds.  Expenses directly attributable to the Fund are charged to the Fund; certain other common expenses of Calamos Advisors Trust, Calamos Investment Trust, Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Global Total Return Fund and Calamos Global Dynamic Income Fund are allocated proportionately among each fund to which the expenses relate in relation to the net assets of each fund or on another reasonable basis.

Use of Estimates.  The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

Income Taxes.  No provision has been made for U.S. income taxes because the Fund’s policy is to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, and distribute to shareholders substantially all of the Fund’s taxable income and net realized gains.

Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. To the extent these “book/tax” differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. These differences are primarily due to differing treatments for foreign currency transactions, contingent payment debt instruments and methods of amortizing and accreting for fixed income securities. The financial statements are not adjusted for temporary differences.

The Fund recognized no liability for uncertain tax positions. A reconciliation is not provided as the beginning and ending amounts of unrecognized benefits are zero, with no interim additions, reductions or settlements. Tax years 2007 – 2010 remain subject to examination by the U.S. and the State of Illinois tax jurisdictions.

Indemnifications.  Under the Fund’s organizational documents, the Fund is obligated to indemnify its officers and trustees against certain liabilities incurred by them by reason of having been an officer or trustee of the Fund. In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund’s management expects the risk of material loss in connection to a potential claim to be remote.

Note 2 – Investment Adviser and Transactions With Affiliates Or Certain Other Parties

Pursuant to an investment advisory agreement with Calamos Advisors LLC (“Calamos Advisors”), the Fund pays an annual fee, payable monthly, equal to 1.00% based on the average weekly managed assets. “Managed assets” means a fund’s total assets (including any assets attributable to any leverage that may be outstanding) minus total liabilities (other than debt representing financial leverage).

18	CALAMOS GLOBAL TOTAL RETURN FUND ANNUAL REPORT

Notes to Financial Statements

Pursuant to a financial accounting services agreement, during the year the Fund paid Calamos Advisors a fee for financial accounting services payable monthly at the annual rate of 0.0175% on the first $1 billion of combined assets, 0.0150% on the next $1 billion of combined assets and 0.0110% on combined assets above $2 billion (for purposes of this calculation “combined assets” means the sum of the total average daily net assets of Calamos Investment Trust, Calamos Advisors Trust, and the total average weekly managed assets of Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Convertible Opportunities and Income Fund, Calamos Global Total Return Fund and Calamos Global Dynamic Income Fund). Financial accounting services include, but are not limited to, the following: managing expenses and expense payment processing; monitoring the calculation of expense accrual amounts; calculating, tracking and reporting tax adjustments on all assets; and monitoring trustee deferred compensation plan accruals and valuations. The Fund pays its pro rata share of the financial accounting services fee payable to Calamos Advisors based on its relative portion of combined assets used in calculating the fee.

The Fund reimburses Calamos Advisors for a portion of compensation paid to the Fund’s Chief Compliance Officer. This compensation is reported as part of “Trustees’ fees and officer compensation” expense on the Statement of Operations.

A trustee and certain officers of the Fund are also officers and directors of Calamos Advisors. Such trustee and officers serve without direct compensation from the Fund.

The Fund has adopted a deferred compensation plan (the “Plan”). Under the Plan, a trustee who is not an “interested person” (as defined in the 1940 Act) and has elected to participate in the Plan (a “participating trustee”) may defer receipt of all or a portion of his compensation from the Fund. The deferred compensation payable to the participating trustee is credited to the trustee’s deferral account as of the business day such compensation would have been paid to the participating trustee. The value of amounts deferred for a participating trustee is determined by reference to the change in value of Class I shares of one or more funds of Calamos Investment Trust designated by the participant. The value of the account increases with contributions to the account or with increases in the value of the measuring shares, and the value of the account decreases with withdrawals from the account or with declines in the value of the measuring shares. Deferred compensation of $56,978 is included in “Other assets” on the Statement of Assets and Liabilities at October 31, 2011. The Fund’s obligation to make payments under the Plan is a general obligation of the Fund and is included in “Payable for deferred compensation to trustees” on the Statement of Assets and Liabilities at October 31, 2011.

Note 3 – Investments

The cost of purchases and proceeds from sale of long-term investments for the year ended October 31, 2011 were as follows:

Cost of purchases	$139,152,288
Proceeds from sales	130,408,893

The following information is presented on a federal income tax basis as of October 31, 2011. Differences between the cost basis under U.S. generally accepted accounting principles and federal income tax purposes are primarily due to temporary differences.

The cost basis of investments for federal income tax purposes at October 31, 2011 was as follows:

Cost basis of investments	$158,955,242

Gross unrealized appreciation	8,177,538
Gross unrealized depreciation	(6,517,576)

Net unrealized appreciation (depreciation)	$1,659,962

Note 4 – Income Taxes

For the year ended October 31, 2011, the Fund recorded the following permanent reclassifications to reflect tax character. The results of operations and net assets were not affected by these reclassifications.

Paid-in-capital	$—
Undistributed net investment income/(loss)	5,477,038
Accumulated net realized gain/(loss) on investments	(5,477,038)

The Fund intends to make monthly distributions from its income available for distribution, which consists of the Fund’s dividends and interest income after payment of Fund expenses, and net realized gains on stock investments. At least annually, the Fund intends to

CALAMOS GLOBAL TOTAL RETURN FUND ANNUAL REPORT	19

Notes to Financial Statements

distribute all or substantially all of its net realized capital gains, if any. Distributions are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in-capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income. Distributions in any year may include a return of capital component.

Distributions were characterized for federal income tax purposes as follows:

	YEAR ENDED OCTOBER 31, 2011	YEAR ENDED OCTOBER 31, 2010
Distributions paid from:
Ordinary income	$8,123,892	$9,638,218
Long-term capital gains	1,680,863	—

As of October 31, 2011, the components of accumulated earnings/(loss) on a tax basis were as follows:

Undistributed ordinary income	$1,869,467
Undistributed capital gains	602,616

Total undistributed earnings	2,472,083
Accumulated capital and other losses	—
Net unrealized gains/(losses)	905,412

Total accumulated earnings/(losses)	3,377,495
Other	(48,758)
Paid-in capital	116,275,315

Net assets applicable to common shareholders	$119,604,052

Note 5 – Common Shares

There are unlimited common shares of beneficial interest authorized and 8,214,213 shares outstanding at October 31, 2011. Calamos Advisors owned 11,520 of the outstanding shares at October 31, 2011. Transactions in common shares were as follows:

	YEAR ENDED OCTOBER 31, 2011	YEAR ENDED OCTOBER 31, 2010
Beginning shares	8,063,371	8,019,138
Shares sold	118,532	15,211
Shares issued through reinvestment of distribution	32,310	29,022

Ending shares	8,214,213	8,063,371

Notice is hereby given in accordance with Section 23(c) of the Investment Act of 1940 that the Fund may from time to time purchase its shares of common stock in the open market.

The Fund also may offer and sell common shares from time to time at an offering price equal to or in excess of the net asset value per share of the Fund’s common shares at the time such common shares are initially sold. Transactions for the fiscal year had net proceeds received in excess of net value of $32,375.

Note 6 – Derivative Instruments

Foreign Currency Risk.  The Fund may engage in portfolio hedging with respect to changes in currency exchange rates by entering into forward foreign currency contracts to purchase or sell currencies. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include, among other things, movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. The net unrealized gain, if any, represents the credit risk to the Fund on a forward foreign currency contract. The contracts are valued daily at forward foreign exchange rates. There were no open forward foreign currency contracts at October 31, 2011.

20	CALAMOS GLOBAL TOTAL RETURN FUND ANNUAL REPORT

Notes to Financial Statements

Equity Risk.  The Fund engages in option transactions and in doing so achieves similar objectives to what it would achieve through the sale or purchase of individual securities. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller of the option the obligation to sell, the underlying security, index or other instrument at the exercise price. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller the obligation to buy, the underlying security, index, or other instrument at the exercise price.

To seek to offset some of the risk of a potential decline in value of certain long positions, the Fund may also purchase put options on individual securities, broad-based securities indexes or certain exchange traded funds (“ETFs”). The Fund may also seek to generate income from option premiums by writing (selling) options on a portion of the equity securities (including securities that are convertible into equity securities) in the Fund’s portfolio, on broad-based securities indexes, or certain ETFs.

When a Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When a Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on a closing purchase or sale transaction is also treated as a realized gain or loss. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Gain or loss on written options and purchased options is presented separately as net realized gain or loss on written options and net realized gain or loss on purchased options, respectively.

As of October 31, 2011, the Fund had outstanding purchased options and/or written options as listed on the Schedule of Investments. For the year ended October 31, 2011, the Fund had the following transactions in options written:

	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Options outstanding at October 31, 2010	2,000	$492,641
Options written	2,000	395,943
Options closed	(4,000)	(888,584)
Options exercised	—	—
Options expired	—	—

Options outstanding at October 31, 2011	—	$—

Interest Rate Risk.  The Fund engages in interest rate swaps primarily to hedge the interest rate risk on the Fund’s borrowings (see Note 7 – Borrowings). An interest rate swap is a contract that involves the exchange of one type of interest rate for another type of interest rate. If interest rates rise, resulting in a diminution in the value of the Fund’s portfolio, the Fund would receive payments under the swap that would offset, in whole or in part, such diminution in value; if interest rates fall, the Fund would likely lose money on the swap transaction. Unrealized gains are reported as an asset, and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as change in net unrealized appreciation/depreciation on interest rate swaps in the Statement of Operations. A realized gain or loss is recorded in net realized gain (loss) on interest rate swaps in the Statement of Operations upon payment or receipt of a periodic payment or termination of the swap agreements. Swap agreements are stated at fair value. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective swap contracts in the event of default or bankruptcy of the Fund.

Premiums paid to or by a Fund are accrued daily and included in realized gain (loss) when paid on swaps in the accompanying Statement of Operations. The contracts are marked-to-market daily based upon third party vendor valuations and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon early termination of the contract. Risks may exceed amounts recognized in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, counterparty’s creditworthiness, and the possible lack of liquidity with respect to the contracts.

As of October 31, 2011, the Fund had outstanding interest rate swap agreements as listed on the Schedule of Investments.

CALAMOS GLOBAL TOTAL RETURN FUND ANNUAL REPORT	21

Notes to Financial Statements

Below are the types of derivatives in the Fund by gross value as of October 31, 2011:

	ASSETS		LIABILITIES
	STATEMENT OF ASSETS & LIABILITIES LOCATION	VALUE	STATEMENT OF ASSETS & LIABILITIES LOCATION	VALUE
Derivative Type:
Interest Rate Swaps	Unrealized appreciation on swaps	$—	Unrealized depreciation on swaps	$755,269

Volume of Derivative Activity for the Twelve Months Ended October 31, 2011*

Equity:
Written Options	2,000

*	Activity during the period is measured by opened number of contracts for options and opened notional amount for swap contracts.

Note 7 – Borrowings

The Fund, with the approval of its board of trustees, including its independent trustees, has entered into a financing package that includes a Committed Facility Agreement (the “Agreement”) with BNP Paribas Prime Brokerage, Inc. (as successor to Bank of America N.A.) (“BNP”) that allows the Fund to borrow up to $59,000,000, and a Lending Agreement, as defined below. Borrowings under the Agreement are secured by assets of the Fund that are held with the Fund’s custodian in a separate account (the “pledged collateral”). Interest is charged at the quarterly LIBOR (London Inter-bank Offered Rate) plus .65% on the amount borrowed and .55% on the undrawn balance. For the year ended October 31, 2011, the average borrowings under the Agreement and the average interest rate were $31,898,630 and 1.08%, respectively. As of October 31, 2011, the amount of such outstanding borrowings was $41,000,000. The interest rate applicable to the borrowings on October 31, 2011 was 1.08%.

The Lending Agreement is a separate side-agreement between the Fund and BNP pursuant to which BNP may borrow a portion of the pledged collateral (the “Lent Securities”) in an amount not to exceed the outstanding borrowings owed by the Fund to BNP under the Agreement. The Lending Agreement is intended to permit the Fund to significantly reduce the cost of its borrowings under the Agreement. BNP may re-register the Lent Securities in its own name or in another name other than the Fund, and may pledge, re-pledge, sell, lend or otherwise transfer or use the Lent Securities with all attendant rights of ownership. (It is the Fund’s understanding that BNP will perform due diligence to determine the creditworthiness of any party that borrows Lent Securities from BNP.) The Fund may designate any security within the pledged collateral as ineligible to be a Lent Security, provided there are eligible securities within the pledged collateral in an amount equal to the outstanding borrowing owed by the Fund. During the period in which the Lent Securities are outstanding, BNP must remit payment to the Fund equal to the amount of all dividends, interest or other distributions earned or made by the Lent Securities.

Under the terms of the Lending Agreement, the Lent Securities are marked to market daily, and if the value of the Lent Securities exceeds the value of the then-outstanding borrowings owed by the Fund to BNP under the Agreement (the “Current Borrowings”), BNP must, on that day, either (1) return Lent Securities to the Fund’s custodian in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings; or (2) post cash collateral with the Fund’s custodian equal to the difference between the value of the Lent Securities and the value of the Current Borrowings. If BNP fails to perform either of these actions as required, the Fund will recall securities, as discussed below, in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings. The Fund can recall any of the Lent Securities and BNP shall, to the extent commercially possible, return such security or equivalent security to the Fund’s custodian no later than three business days after such request. If the Fund recalls a Lent Security pursuant to the Lending Agreement, and BNP fails to return the Lent Securities or equivalent securities in a timely fashion, BNP shall remain liable to the Fund’s custodian for the ultimate delivery of such Lent Securities, or equivalent securities, and for any buy-in costs that the executing broker for the sales transaction may impose with respect to the failure to deliver. The Fund shall also have the right to apply and set-off an amount equal to one hundred percent (100%) of the then-current fair value of such Lent Securities against the Current Borrowings.

Note 8 – Structured Equity-Linked Securities

The Fund may also invest in structured equity-linked securities created by third parties, typically investment banks. Structured equity-linked securities created by such parties may be designed to simulate the characteristics of traditional convertible securities or may be

22	CALAMOS GLOBAL TOTAL RETURN FUND ANNUAL REPORT

Notes to Financial Statements

designed to alter or emphasize a particular feature. Traditional convertible securities typically offer stable cash flows with the ability to participate in capital appreciation of the underlying common stock. Because traditional convertible securities are exercisable at the option of the holder, the holder is protected against downside risk. Structured equity-linked securities may alter these characteristics by offering enhanced yields in exchange for reduced capital appreciation or less downside protection, or any combination of these features. Structured equity-linked instruments may include structured notes, equity-linked notes, mandatory convertibles and combinations of securities and instruments, such as a debt instrument combined with a forward foreign currency contract. Income received from these securities is recorded as dividends on the Statement of Operations.

Note 9 – Fair Value Measurements

Various inputs are used to determine the value of the Fund’s investments. These inputs are categorized into three broad levels as follows:

•	Level 1 – Prices are determined using inputs from unadjusted quoted prices from active markets (including securities actively traded on a securities exchange) for identical assets.

•

Level 2 – Prices are determined using significant observable market inputs other than unadjusted quoted prices, including quoted prices of similar securities, fair value adjustments to quoted foreign securities, interest rates, credit risk, prepayment speeds, and other relevant data.

•

Level 3 – Prices reflect unobservable market inputs (including the Fund’s own judgments about assumptions market participants would use in determining fair value) when observable inputs are unavailable.

Debt securities are valued based upon evaluated prices received from an independent pricing service or from a dealer or broker who makes markets in such securities. Pricing services utilize various observable market data and as such, debt securities are generally categorized as Level 2. The levels are not necessarily an indication of the risk or liquidity of the Funds’ investments. Transfers between the levels for investment securities or other financial instruments are measured at the end of the reporting period and no significant transfers between levels occurred during the period.

The following is a summary of the inputs used in valuing the Fund’s holdings at fair value:

	GLOBAL TOTAL RETURN FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Corporate Bonds	$—	$20,175,589	$—	$20,175,589
Convertible Bonds		41,125,622		41,125,622
U.S. Government and Agency Security		1,202,672		1,202,672
Sovereign Bonds		12,560,462		12,560,462
Convertible Preferred Stocks	2,179,813	4,777,737		6,957,550
Structured Equity-Linked Security		817,799		817,799
Common Stocks	30,765,780	45,264,428		76,030,208
Short Term Investment	1,745,302			1,745,302

Total	$34,690,895	$125,924,309	$—	$160,615,204

Liabilities:
Interest Rate Swaps	$—	$755,269	$—	$755,269

Total	$—	$755,269	$—	$755,269

CALAMOS GLOBAL TOTAL RETURN FUND ANNUAL REPORT	23

Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	Year Ended October 31,
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$14.60	$13.97	$11.21	$21.05	$16.31

Income from investment operations:
Net investment income (loss)**	0.31	0.46	0.52	0.74	0.96

Net realized and unrealized gain (loss)	0.87	1.38	3.51	(9.00)	5.38

Distributions to preferred shareholders from:
Net investment income (common share equivalent basis)	—	—	—	(0.09)	(0.39)

Net realized gains (common share equivalent basis)	—	—	—	(0.09)	— (a)

Total from investment operations	1.18	1.84	4.03	(8.44)	5.95

Less distributions to common shareholders from:
Net investment income	(1.00)	(1.20)	(1.17)	(1.15)	(1.09)

Net realized gains	(0.21)	—	(0.09)	(0.23)	(0.12)

Total distributions	(1.21)	(1.20)	(1.26)	(1.38)	(1.21)

Capital charge resulting from issuance of common and preferred shares and related offering costs	(0.01)	(0.01)	(0.01)	(0.02)	—

Premiums from shares sold in at the market offerings	— (a)	— (a)	—	—	—

Net asset value, end of period	$14.56	$14.60	$13.97	$11.21	$21.05

Market value, end of period	$14.69	$14.60	$13.30	$9.54	$19.51

Total investment return based on:(b)
Net asset value	8.15%	13.76%	40.32%	(41.78)%	38.30%

Market value	9.11%	19.49%	56.98%	(46.54)%	33.84%

Net assets, end of period (000)	$119,604	$117,731	$112,014	$89,756	$168,551

Preferred shares, at redemption value ($25,000 per share liquidation preference) (000’s omitted)	$—	$—	$—	$—	$59,000

Ratios to average net assets applicable to common shareholders:
Net expenses(c)	1.90%	2.06%	2.43%	2.28%	1.72%

Gross expenses prior to expense reductions and earnings credits(c)	1.90%	2.06%	2.44%	2.29%	1.72%

Net expenses, excluding interest expense	1.46%	1.49%	1.55%	1.69%	1.72%

Net investment income (loss)(c)	2.07%	3.28%	4.34%	4.08%	5.37%

Preferred share distributions	—%	—%	—%	0.52%	2.17%

Net investment income (loss), net of preferred share distributions from net investment income	2.07%	3.28%	4.34%	3.56%	3.20%

Portfolio turnover rate	89%	86%	65%	82%	85%

Average commission rate paid	$0.0101	$0.0117	$0.0167	$0.0830	$0.0377

Asset coverage per preferred share, at end of period(d)	$—	$—	$—	$—	$96,423

Asset coverage per $1,000 of loan outstanding(e)	$3,917	$4,924	$4,734	$3,493	$—

**	Net investment income allocated based on average shares method.

(a)	Amount equated to less than $0.005 per common share.

(b)	Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total return is not annualized for periods less than one year. Brokerage commissions are not reflected. NAV per share is determined by dividing the value of the Fund’s portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the Fund at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions.

(c)	Does not reflect the effect of dividend payments to Preferred Shareholders.

(d)	Calculated by subtracting the Fund’s total liabilities (not including Preferred Shares) from the Fund’s total assets and dividing this by the number of Preferred Shares outstanding.

(e)	Calculated by subtracting the Fund’s total liabilities (not including Note payable) and preferred shares from the Fund’s total assets and dividing this by the amount of note payable outstanding, and by multiplying the result by 1,000.

24	CALAMOS GLOBAL TOTAL RETURN FUND ANNUAL REPORT

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Calamos Global Total Return Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Calamos Global Total Return Fund (the “Fund”) as of October 31, 2011, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the Fund’s custodian and broker; where replies were not received from the broker, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2011, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Chicago, Illinois

December 16, 2011

CALAMOS GLOBAL TOTAL RETURN FUND ANNUAL REPORT	25

Trustee Approval of Management Agreement    (Unaudited)

The Board of Trustees of the Fund oversees the management of the Fund, and, as required by law, determines annually whether to continue the Fund’s management agreement with Calamos Advisors under which Calamos Advisors serves as the investment manager and administrator for the Fund. The “Independent Trustees,” who comprise more than 80% of the Board, have never been affiliated with Calamos Advisors.

In connection with their most recent consideration regarding the continuation of the management agreement, the Trustees received and reviewed a substantial amount of information provided by Calamos Advisors in response to detailed requests of the Independent Trustees and their independent legal counsel. In the course of their consideration of the agreement, the Independent Trustees were advised by their counsel and, in addition to meeting with management of Calamos Advisors, they met separately in executive session with their counsel.

At a meeting held on June 30, 2011, based on their evaluation of the information referred to above and other information, the Trustees determined that the overall arrangements between the Fund and Calamos Advisors were fair and reasonable in light of the nature, extent and quality of the services provided by Calamos Advisors and its affiliates, the fees charged for those services and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees, including all of the Independent Trustees, approved the continuation of the management agreement through July 31, 2012, subject to possible earlier termination as provided in the agreement.

In connection with its consideration of the management agreement, the Board considered, among other things: (i) the nature, quality and extent of the Adviser’s services, (ii) the investment performance of the Fund as well as performance information for comparable funds and other comparable clients of the advisor, (iii) the fees and other expenses paid by the Fund as well as expense information for comparable funds and for other comparable clients of the Adviser, (iv) the profitability of the Adviser and its affiliates from their relationship with the Fund, (v) the extent to which economies of scale may apply, and (vi) other benefits to the Adviser from its relationship with the Fund. In the Board’s deliberations, no single factor was responsible for the Board’s decision to approve continuation of the management agreements.

Nature, Extent and Quality of Services.  The Board’s consideration of the nature, extent and quality of the Adviser’s services to the Fund took into account the knowledge gained from the Board’s meetings with the Adviser throughout the prior year. In addition, the Board considered: the Adviser’s long-term history of managing the Fund; the consistency of investment approach; the background and experience of the Adviser’s investment personnel responsible for managing the Fund; the Adviser’s performance as administrator of the Fund, including, among other things, in the areas of brokerage selection, trade execution, compliance and shareholder communications; and frequent favorable recognition of the Adviser in the media and in industry publications. The Board also reviewed the Adviser’s resources and key personnel involved in providing investment management services to the Fund, including the time that investment personnel devote to the Fund and the investment results produced by the Adviser’s in-house research. The Board noted the personal investments that the Adviser’s key investment personnel have made in the Fund, which further aligns the interests of the Adviser and its personnel with those of the Fund’s shareholders. In addition, the Board considered compliance reports about the Adviser from the Fund’s Chief Compliance Officer. The Board concluded that the nature, extent and quality of the services provided by the Adviser to the Fund were appropriate and consistent with the management agreements and that the Fund was likely to continue to benefit from services provided under its management agreement with the Adviser.

Investment Performance of the Fund.  The Board considered the Fund’s investment performance over various time periods, including how the Fund performed compared to the median performance of a group of comparable funds (the Fund’s “Universe Median”) selected by Lipper, Inc., an independent data service provider. The performance periods considered by the Board ended on March 31, 2011. Where available, the Board considered one-, three-, five- and ten-year performance.

The Board considered the Fund’s net asset value performance, noting that the Fund outperformed its Universe Median during the three- and five-year periods, although it underperformed its Universe Median during the one-year period.

For the reasons noted above, the Board concluded that continuation of the management agreement for the Fund was in the best interest of the Fund and its shareholders.

Costs of Services Provided and Profits Realized by the Adviser.  Using information provided by Lipper, the Board evaluated the Fund’s actual management fee rate compared to the median management fee rate for other mutual funds similar in size, character and

26	CALAMOS GLOBAL TOTAL RETURN FUND ANNUAL REPORT

Trustee Approval of Management Agreement    (Unaudited)

investment strategy (the Fund’s “Expense Group”), and the Fund’s total expense ratio compared to the median total expense ratio of the Fund’s Expense Group.

The Board considered that the Fund’s management fee rate is equal to the median of the Fund’s Expense Group. The Board also noted that the Fund’s total expense ratio, which reflects the total fees paid by an investor, is higher than the median of the Fund’s Expense Group. The Board, in its consideration of expenses, also took into account its review of the Fund’s performance.

The Board also reviewed the Adviser’s management fee rates for its institutional separate accounts and for its sub-advised funds (for which the Adviser provides portfolio management services only). The Board took into account the Adviser’s assertion that although, generally, the rates of fees paid by institutional clients were lower than the rates of fees paid by the Fund, the differences reflected the Adviser’s greater level of responsibilities and significantly broader scope of services regarding the Fund, and the more extensive regulatory obligations and risks associated with managing the Fund.

The Board also considered the Adviser’s costs in serving as the Fund’s investment adviser and manager, including costs associated with technology, infrastructure and compliance necessary to manage the Fund. The Board reviewed the Adviser’s methodology for allocating costs among the Adviser’s lines of business. The Board also considered information regarding the structure of the Adviser’s compensation program for portfolio managers, analysts and certain other employees and the relationship of such compensation to the attraction and retention of quality personnel. Finally, the Board reviewed information on the profitability of the Adviser in serving as the Fund’s investment manager and of the Adviser and its affiliates in all of their relationships with the Fund, as well as an explanation of the methodology utilized in allocating various expenses among the Fund and the Adviser’s other business units. Data was provided to the Board with respect to profitability, both on a pre- and post-marketing cost basis. The Board also reviewed the annual report of the Adviser’s parent company and discussed its corporate structure.

After its review of all the matters addressed, including those outlined above, the Board concluded that the rate of management fee paid by the Fund to the Adviser, in light of the nature and quality of the services provided, was reasonable and in the best interests of the Fund’s shareholders.

Economies of Scale and Fee Levels Reflecting Those Economies.  In reviewing the Fund’s fees and expenses, the Trustees examined the potential benefits of economies of scale and whether any economies of scale should be reflected in the Fund’s fee structure. They noted that the Fund is a closed-end fund, and has therefore had a relatively stable asset base since commencement of operations, and that there do not appear to have been any significant economies of scale realized since that time.

Other Benefits Derived from the Relationship with the Fund.  The Board also considered other benefits that accrue to the Adviser and its affiliates from their relationship with the Fund. The Board concluded that, other than the services to be provided by the Adviser and its affiliates pursuant to their agreements with the Fund and the fees payable by the Fund therefore, the Fund and the Adviser may potentially benefit from their relationship with each other in other ways. The Board also considered the Adviser’s use of a portion of the commissions paid by the Fund on their portfolio brokerage transactions to obtain research products and services benefiting the Fund and/or other clients of the Adviser and concluded, based on reports from the Fund’s Chief Compliance Officer, that the Adviser’s use of “soft” commission dollars to obtain research products and services was consistent with regulatory requirements.

After full consideration of the above factors as well as other factors that were instructive in their consideration, the Trustees, including all of the Independent Trustees, concluded that the continuation of the management agreement with the Adviser was in the best interest of the Fund and its shareholders.

CALAMOS GLOBAL TOTAL RETURN FUND ANNUAL REPORT	27

Tax Information    (Unaudited)

We are providing this information as required by the Internal Revenue Code (Code). The amounts shown may differ from those elsewhere in this report due to differences between tax and financial reporting requirements. In January 2012, shareholders will receive Form 1099-DIV which will include their share of qualified dividends and capital gains distributed during the calendar year 2011. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 852(b)(3)(C) of the Code, the Fund hereby designates $1,680,863 as capital gain dividends for the fiscal period ended October 31, 2011.

Under Section 854(b)(2) of the Code, the Fund hereby designates $1,704,902 or the maximum amount allowable under the Code, as qualified dividends for the fiscal year ended October 31, 2011.

Under Section 854(b)(2) of the Code, the Fund hereby designates 7.43% of the ordinary income dividends as income qualifying for the corporate dividends received deduction for the fiscal year ended October 31, 2011.

28	CALAMOS GLOBAL TOTAL RETURN FUND ANNUAL REPORT

Trustees & Officers    (Unaudited)

The management of the Fund, including general supervision of the duties performed for the Fund under the investment management agreement between the Fund and Calamos Advisors, is the responsibility of its board of trustees. Each trustee elected will hold office for the terms noted below or until such trustee’s earlier resignation, death or removal; however, each trustee who is not an interested person of the Fund shall retire as a trustee at the end of the calendar year in which the trustee attains the age of 72 years.

The following table sets forth each trustee’s name, age at October 31, 2011, position(s) with the Fund, number of portfolios in the Calamos Fund Complex overseen, principal occupation(s) during the past five years and other directorships held, and date first elected or appointed.

NAME AND AGE	POSITIONS(S) WITH FUND	PORTFOLIOS IN FUND COMPLEX^ OVERSEEN	PRINCIPAL OCCUPATION(S) AND OTHER DIRECTORSHIPS
Trustees who are interested persons of the Fund:

John P. Calamos, Sr., 71*	Trustee and President (since 1988) Term Expires 2014	19	Chairman, CEO, and Co-Chief Investment Officer, Calamos Asset Management, Inc. (“CAM”), Calamos Holdings LLC (“CHLLC”) and Calamos Advisors LLC and its predecessor (“Calamos Advisors”), and President and Co-Chief Investment Officer, Calamos Financial Services LLC and its predecessor (“CFS”); Director, CAM

Trustees who are not interested persons of the Fund:

Weston W. Marsh, 61	Trustee (since 2002) Term Expires 2013	19	Of Counsel and, until December 31, 2005, Partner, Freeborn & Peters LLP (law firm)

John E. Neal, 61	Trustee (since 2001) Term Expires 2012	19	Private investor; Director, Equity Residential (publicly-owned REIT) and Creation Investments (private international microfinance company); Partner, Linden LLC (health care private equity)

William R. Rybak, 60	Trustee (since 2002) Term Expires 2014	19	Private investor; Director, Christian Brothers Investment Services, Inc. (since February 2010); formerly, Executive Vice President and Chief Financial Officer, Van Kampen Investments, Inc. and subsidiaries (investment manager); Trustee, JNL Series Trust, JNL Investors Series Trust and JNL Variable Fund LLC**

Stephen B. Timbers, 67	Trustee (since 2004) and Lead Independent Trustee (since 2005) Term Expires 2013	19	Private investor

David D. Tripple, 67	Trustee (since 2006) Term Expires 2012	19	Private investor; Trustee, Century Growth Opportunities Fund (since 2010), Century Shares Trust and Century Small Cap Select Fund (since January 2004)***

*	Mr. Calamos is an “interested person” of the Fund as defined in the 1940 Act because he is an officer of the Fund and an affiliate of Calamos Advisors and CFS. Mr. Calamos is the uncle of Nick P. Calamos, Vice President of the Fund.

**	Overseeing 104 portfolios in fund complex.

***	Overseeing three portfolios in fund complex.

^	The Fund Complex consists of CALAMOS Investment Trust, CALAMOS Advisors Trust, CALAMOS Convertible Opportunities and Income Fund, CALAMOS Convertible and High Income Fund, CALAMOS Strategic Total Return Fund, CALAMOS Global Total Return Fund and CALAMOS Global Dynamic Income Fund.

The address of each trustee is 2020 Calamos Court, Naperville, Illinois 60563.

CALAMOS GLOBAL TOTAL RETURN FUND ANNUAL REPORT	29

Trustees & Officers    (Unaudited)

Officers.  The preceding table gives information about John P. Calamos, Sr., who is president of the Fund. The following table sets forth each other officer’s name, age at October 31, 2011, position with the Fund and date first appointed to that position, and principal occupation(s) during the past five years. Each officer serves until his or her successor is chosen and qualified or until his or her resignation or removal by the board of trustees.

NAME AND AGE	POSITION(S) WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Nimish S. Bhatt, 48	Vice President and Chief Financial Officer (since 2007)	Senior Vice President (since 2004), Chief Financial Officer (since May 2011), Director of Operations, CAM, CHLLC, Calamos Advisors and CFS (since 2004)

James J. Boyne, 45	Vice President (since 2008) and Assistant Secretary (since 2010)	President of Distribution and Operations, CAM, Calamos Advisors and CFS (since 2009); prior thereto, Senior Vice President, General Counsel and Secretary, Calamos Advisors (since 2008); Chief Operating Officer – Distribution, CFS (since 2008); prior thereto, Chief Operating Officer, General Counsel and Executive Managing Director of McDonnell Investment Management, LLC (2001-2008)

Nick P. Calamos, 50	Vice President (since 1992)	President of Investments and Co-Chief Investment Officer, CAM, CHLLC, Calamos Advisors and CFS

J. Christopher Jackson, 60	Vice President and Secretary (since 2010)	Senior Vice President, General Counsel and Secretary, CAM, CHLLC, Calamos Advisors and CFS (since 2010); Director, U.S. Head of Retail Legal and Co-Global Head of Retail Legal of Deutsche Bank AG (2006-2010); prior thereto, Director, Senior Vice President, General Counsel and Assistant Secretary of Hansberger Global Investors, Inc. (1996-2006)

Mark J. Mickey, 60	Chief Compliance Officer (since 2005)	Chief Compliance Officer, Calamos Funds (since 2005) and Chief Compliance Officer, Calamos Advisors (2005-2006)

The address of each officer is 2020 Calamos Court, Naperville, Illinois 60563.

Results of Annual Meeting

The Fund held its annual meeting of shareholders on June 30, 2011. The purpose of the annual meeting was to elect two Trustees to the Fund’s board of trustees for a three year term, or until the trustee’s successor is duly elected and qualified, and to conduct any other lawful business of the Fund. Mr. John P. Calamos, Sr. and Mr. William R. Rybak were nominated for reelection as Trustees, and were elected as such by a plurality vote as follows:

TRUSTEE NOMINEE	VOTES FOR	VOTES WITHHELD	BROKER NON- VOTES AND ABSTENTIONS
John P. Calamos, Sr.	7,523,744	113,766	0

William R. Rybak	7,539,253	98,257	0

Messrs. Marsh, Neal, Timbers and Tripples’ terms of office as Trustees continued after the meeting.

30	CALAMOS GLOBAL TOTAL RETURN FUND ANNUAL REPORT

About Closed-End Funds

What is a Closed-End Fund?

A closed-end fund is a publicly traded investment company that raises its initial investment capital through the issuance of a fixed number of shares to investors in a public offering. Shares of a closed-end fund are listed on a stock exchange or traded in the over-the-counter market. Like all investment companies, a closed-end fund is professionally managed and offers investors a unique investment solution based on its investment objective approved by the fund’s Board of Directors.

Potential Advantages of Closed-End Fund Investing

•

Defined Asset Pool Allows Efficient Portfolio Management—Although closed-end fund shares trade actively on a securities exchange, this doesn’t affect the closed-end fund manager because there are no new investors buying into or selling out of the fund’s portfolio.

•	More Flexibility in the Timing and Price of Trades—Investors can purchase and sell shares of closed-end funds throughout the trading day, just like the shares of other publicly traded securities.

•	Lower Expense Ratios—The expense ratios of closed-end funds are oftentimes less than those of mutual funds. Over time, a lower expense ratio could enhance investment performance.

•	Closed-End Structure Makes Sense for Less-Liquid Asset Classes—A closed-end structure makes sense for investors considering less-liquid asset classes, such as high-yield bonds or micro-cap stocks.

•	Ability to Put Leverage to Work—Closed-end funds may issue senior securities (such as preferred shares or debentures) or borrow money to “leverage” their investment positions.

•	No Minimum Investment Requirements

OPEN-END MUTUAL FUNDS VERSUS CLOSED-END FUNDS

OPEN-END FUND	CLOSED-END FUND
Issues new shares on an ongoing basis	Generally issues a fixed number of shares
Issues common equity shares	Can issue common equity shares and senior securities such as preferred shares and bonds
Sold at NAV plus any sales charge	Price determined by the marketplace
Sold through the fund’s distributor	Traded in the secondary market
Fund redeems shares at NAV calculated at the close of business day	Fund does not redeem shares

CALAMOS GLOBAL TOTAL RETURN FUND ANNUAL REPORT	31

Level Rate Distribution Policy

Using a Level Rate Distribution Policy to Promote Dependable Income and Total Return

The goal of the level rate distribution policy is to provide investors a predictable, though not assured, level of cash flow, which can either serve as a stable income stream or, through reinvestment, contribute significantly to long-term total return.

We understand the importance that investors place on the stability of dividends and their ability to contribute to long-term total return, which is why we have instituted a level rate distribution policy for the Fund. Under the policy, monthly distributions paid may include net investment income, net realized short-term capital gains and, if necessary, return of capital. In addition, a limited number of distributions per calendar year may include net realized long-term capital gains. There is no guarantee that the Fund will realize capital gains in any given year. Distributions are subject to re-characterization for tax purposes after the end of the fiscal year. All shareholders with taxable accounts will receive written notification regarding the components and tax treatment for distributions via Form 1099-DIV.

Distributions from the Fund are generally subject to Federal income taxes. For purposes of maintaining the level rate distribution policy, the Fund may realize short-term capital gains on securities that, if sold at a later date, would have resulted in long-term capital gains. Maintenance of a level rate distribution policy may increase transaction and tax costs associated with the Fund.

Automatic Dividend Reinvestment Plan

Maximizing Investment with an Automatic Dividend Reinvestment Plan

The Automatic Dividend Reinvestment Plan offers a simple, cost-efficient and convenient way to reinvest your dividends and capital gains distributions in additional shares of the Fund, allowing you to increase your investment in the Fund.

Potential Benefits

•	Compounded Growth: By automatically reinvesting with the Plan, you gain the potential to allow your dividends and capital gains to compound over time.

•	Potential for Lower Commission Costs: Additional shares are purchased in large blocks, with brokerage commissions shared among all plan participants. There is no cost to enroll in the Plan.

•	Convenience: After enrollment, the Plan is automatic and includes detailed statements for participants. Participants can terminate their enrollment at any time.

Pursuant to the Plan, unless a shareholder is ineligible or elects otherwise, all dividend and capital gains on common shares distributions are automatically reinvested by BNY Mellon Asset Servicing, as agent for shareholders in administering the Plan (“Plan Agent”), in additional common shares of the Fund. Shareholders who elect not to participate in the Plan will receive all dividends and distributions payable in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by Plan Agent, as dividend paying agent. Shareholders may elect not to participate in the Plan and to receive all dividends and distributions in cash by sending written instructions to Plan Agent, as dividend paying agent, at: Dividend Reinvestment Department, P.O. Box 1958, Newark, New Jersey 07101-9774. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by giving notice in writing to the Plan Agent; such termination will be effective with respect to a particular dividend or distribution if notice is received prior to the record date for the applicable distribution.

The shares are acquired by the Plan Agent for the participant’s account either (i) through receipt of additional common shares from the Fund (“newly issued shares”) or (ii) by purchase of outstanding common shares on the

32	CALAMOS GLOBAL TOTAL RETURN FUND ANNUAL REPORT

Automatic Dividend Reinvestment Plan

open market (“open-market purchases”) on the NYSE or elsewhere. If, on the payment date, the net asset value per share of the common shares is equal to or less than the market price per common share plus estimated brokerage commissions (a “market premium”), the Plan Agent will receive newly issued shares from the Fund for each participant’s account. The number of newly issued common shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend or distribution by the greater of (i) the net asset value per common share on the payment date, or (ii) 95% of the market price per common share on the payment date.

If, on the payment date, the net asset value per common share exceeds the market price plus estimated brokerage commissions (a “market discount”), the Plan Agent has a limited period of time to invest the dividend or distribution amount in shares acquired in open-market purchases. The weighted average price (including brokerage commissions) of all common shares purchased by the Plan Agent as Plan Agent will be the price per common share allocable to each participant. If, the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend or distribution amount in newly issued shares at the close of business on the last purchase date.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends even though no cash is received by participants.

There are no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends or distributions. If a participant elects to have the Plan Agent sell part or all of his or her common shares and remit the proceeds, such participant will be charged his or her pro rata share of brokerage commissions on the shares sold, plus a $15 transaction fee. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

A participant may request the sale of all of the common shares held by the Plan Agent in his or her Plan account in order to terminate participation in the Plan. If such participant elects in advance of such termination to have the Plan Agent sell part or all of his shares, the Plan Agent is authorized to deduct from the proceeds a $15.00 fee plus the brokerage commissions incurred for the transaction. A participant may re-enroll in the Plan in limited circumstances.

The terms and conditions of the Plan may be amended by the Plan Agent or the Fund at any time upon notice are required by the Plan.

This discussion of the Plan is only summary, and is qualified in its entirety to the Terms and Conditions of the Dividend Reinvestment Plan filed as part of the Fund’s registration statement.

For additional information about the Plan, please contact the Plan Agent, The Bank of New York Mellon, at 800.432.8224. If you wish to participate in the Plan and your shares are held in your own name, simply call the Plan Agent. If your shares are not held in your name, please contact your brokerage firm, bank, or other nominee to request that they participate in the Plan on your behalf. If your brokerage firm, bank, or other nominee is unable to participate on your behalf, you may request that your shares be re-registered in your own name.

We’re pleased to provide our shareholders with the additional benefit of the Fund’s Dividend Reinvestment Plan and hope that it may serve your financial plan.

CALAMOS GLOBAL TOTAL RETURN FUND ANNUAL REPORT	33

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MANAGING YOUR CALAMOS FUNDS INVESTMENTS

Calamos Investments offers several convenient means to monitor, manage and feel confident about your Calamos investment choice.

PERSONAL ASSISTANCE: 800.582.6959

Dial this toll-free number to speak with a knowledgeable Client Services Representative who can help answer questions or address issues concerning your Calamos Fund.

YOUR FINANCIAL ADVISOR

We encourage you to talk to your financial advisor to determine how the Calamos Funds can benefit your investment portfolio based on your financial goals, risk tolerance, time horizon and income needs.

STAY CONNECTED www.calamos.com

Visit our website for timely fund performance, detailed fund profiles, fund news and insightful market commentary.

A description of the Calamos Proxy Voting Policies and Procedures and the Fund’s proxy voting record for the 12 month period ended June 30, 2011, are available free of charge upon request by calling 800.582.6959, by visiting the Calamos website at www.calamos.com, by writing Calamos at: Calamos Investments, Attn: Client Services, 2020 Calamos Court, Naperville, IL 60563. The Fund’s proxy voting record is also available free of charge by visiting the SEC website at http://www.sec.gov.

The Fund files its complete list of portfolio holdings with the SEC for the first and third quarters each fiscal year on Form N-Q. The Forms N-Q are available free of charge, upon request, by calling or writing Calamos Investments at the phone number or address provided above or by visiting the SEC website at http://www.sec.gov. You may also review or, for a fee, copy the forms at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.732.0330.

On June 22, 2011, the Fund submitted a CEO annual certification to the NYSE on which the Fund’s chief executive officer certified that he was not aware, as of that date, of any violation by the Fund of the NYSE’s corporate governance listing standards. In addition, the Fund’s report to the SEC on From N-CSR contains certifications by the fund’s principal executive officer and principal financial officer as required by Rule 30a-2(a) under the 1940 Act, relating to, among other things, the quality of the Fund’s disclosure controls and procedures and internal control over financial reporting.

FOR 24 HOUR AUTOMATED SHAREHOLDER ASSISTANCE: 800.432.8224

TO OBTAIN INFORMATION ABOUT YOUR INVESTMENTS: 800.582.6959

VISIT OUR WEBSITE: www.calamos.com

INVESTMENT ADVISER:

Calamos Advisors LLC

2020 Calamos Court

Naperville, IL 60563-2787

CUSTODIAN AND FUND ACCOUNTING AGENT:

State Street Bank and Trust Company

225 Franklin Street

Boston, MA 02111

TRANSFER AGENT:

The Bank of New York Mellon

P.O. Box 11258

Church Street Station

New York, NY 10286

800.524.4458

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:

Deloitte & Touche LLP

Chicago, IL

LEGAL COUNSEL:

K&L Gates LLP

Chicago, IL

2020 Calamos Court

Naperville, IL 60563-2787

800.582.6959

www.calamos.com

© 2011 Calamos Holdings LLC. All Rights Reserved.

Calamos® and Calamos Investments® are registered

trademarks of Calamos Holdings LLC.

CGOANR 2706 2011

ITEM 2. CODE OF ETHICS.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or person performing similar functions.

(b) No response required.

(c) The registrant has not amended its Code of Ethics as it relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2 during the period covered by this report.

(d) The registrant has not granted a waiver or an implicit waiver from its Code of Ethics during the period covered by this report.

(e) Not applicable.

(f) (1) The registrant’s Code of Ethics is attached as an Exhibit hereto.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees has determined that, for the period covered by the shareholder report presented in Item 1 hereto, it has four audit committee financial experts serving on its audit committee, each of whom is an independent Trustee for purpose of this N-CSR item: John E. Neal, William R. Rybak, Stephen B. Timbers and David D. Tripple. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert pursuant to this Item. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert pursuant to this Item does not affect the duties, obligations, or liabilities of any other member of the audit committee or board of directors.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Fiscal Years Ended	10/31/2010	10/31/2011
Audit Fees(a)	$28,872	$32,274
Audit-Related Fees(b)	$9,775	$11,685
Tax Fees(c)	$5,420	$—
All Other Fees(d)	$—	$—

Total	$44,067	$43,959

(a) Audit Fees are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees are the aggregate fees billed in each of the last two fiscal years for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item 4.

(c) Tax Fees are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

(d) All Other Fees are the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraph (a)-(c) of this Item 4.

(e) (1) Registrant’s audit committee meets with the principal accountants and management to review and pre-approve all audit services to be provided by the principal accountants.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the registrant, including the fees and other compensation to be paid to the principal accountants; provided that the pre-approval of non-audit services is waived if (i) the services were not recognized by management at the time of the engagement as non-audit services,(ii) the aggregate fees for all non-audit services provided to the registrant are less than 5% of the total fees paid by the registrant to its principal accountants during the fiscal year in which the non-audit services are provided, and (iii) such services are promptly brought to the attention of the audit committee by management and the audit committee approves them prior to the completion of the audit.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the investment adviser or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant if the engagement relates directly to the operations or financial reporting of the registrant, including the fees and other compensation to be paid to the principal accountants; provided that pre-approval of non-audit services to the adviser or an affiliate of the adviser is not required if (i) the services were not recognized by management at the time of the engagement as non-audit services, (ii) the aggregate fees for all non-audit services provided to the adviser and all entities controlling, controlled by or under common control with the adviser are less than 5% of the total fees for non-audit services requiring pre-approval under paragraph (e)(1)of this Item 4 paid by the registrant, the adviser or its affiliates to the registrant’s principal accountants during the fiscal year in which the non-audit services are provided, and (iii) such services are promptly brought to the attention of the audit committee by management and the audit committee approves them prior to the completion of the audit.

(e)(2) No percentage of the principal accountant’s fees or services described in each of paragraphs (b)-(d) of this Item were approved pursuant to the waiver provision paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The following table presents the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the registrant and the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the investment adviser or any entity controlling, controlled by or under common control of the adviser.

Fiscal Years Ended	10/31/2010	10/31/2011
Registrant	$5,420	$—
Investment Adviser	$—	$—

(h) No disclosures are required by this Item 4(h).

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee. The members of the registrant’s audit committee are Weston W. Marsh, John E. Neal, William R. Rybak, Stephen B. Timbers, and David D. Tripple.

ITEM 6. SCHEDULE OF INVESTMENTS

Included in the Report to Shareholders in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant has delegated authority to vote all proxies relating to the Fund’s portfolio securities to the Fund’s investment advisor, Calamos Advisors LLC (“Calamos Advisors”). The Calamos Advisors Proxy Voting Policies and Procedures are included as an Exhibit hereto.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1) As of the date of this filing, the registrant is lead by a team of investment professionals. The Co-Chief Investment Officers and senior strategy analysts are responsible for the day-to-day management of the registrant’s portfolio:

During the past five years, John P. Calamos, Sr. has been President and Trustee of the Fund and chairman, CEO and Co-CIO of the Fund’s investment adviser, Calamos Advisors LLC and its predecessor company (“Calamos Advisors”), and Nick P. Calamos has been Vice President and Trustee of the Fund (through June 2006) and President of Investments and Co-CIO of Calamos Advisors and its predecessor company. John P. Calamos, Jr., Executive Vice President of Calamos Advisors, joined the firm in 1985 and has held various senior investment positions since that time. Jeff Scudieri joined Calamos Advisors in 1997 and has been a Senior Vice President and Co-Head of Research and Investments since July 2010, prior thereto he was a senior strategy analyst since September 2002. Jon Vacko joined Calamos Advisors in 2000 and has been a Senior Vice President and Co-Head of Research and Investments since July 2010, prior thereto he was a senior strategy analyst since July 2002. John Hillenbrand joined Calamos Advisors in 2002 and has been a senior strategy analyst since August 2002. Steve Klouda joined Calamos Advisors in 1994 and has been a senior strategy analyst since July 2002. Christopher Hartman joined Calamos Advisors in February 1997 and has been a senior strategy analyst since May 2007. Joe Wysocki joined Calamos Advisors in October 2003 and has been a senior strategy analyst since February 2007.

(a)(2) The portfolio managers also have responsibility for the day-to-day management of accounts other than the registrant. Information regarding these other accounts is set forth below.

Number of other accounts managed and assets by account type as of October 31, 2011

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
John P. Calamos Sr.	25	26,409,198,885	11	1,572,298,141	7,291	6,230,460,155
Nick P. Calamos	25	26,409,198,885	11	1,572,298,141	7,291	6,230,460,155
John P. Calamos, Jr.	25	26,409,198,885	11	1,572,298,141	7,291	6,230,460,155
Jeff Scudieri	25	26,409,198,885	11	1,572,298,141	7,291	6,230,460,155
Jon Vacko	25	26,409,198,885	11	1,572,298,141	7,291	6,230,460,155
John Hillenbrand	25	26,409,198,885	11	1,572,298,141	7,291	6,230,460,155
Steve Klouda	25	26,409,198,885	11	1,572,298,141	7,291	6,230,460,155
Christopher Hartman	25	26,409,198,885	11	1,572,298,141	7,291	6,230,460,155
Joe Wysocki	25	26,409,198,885	11	1,572,298,141	7,291	6,230,460,155

Number of Accounts and Assets for which Advisory Fee is Performance Based as of: October 31, 2011

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
John P. Calamos Sr.	3	697,181,821	0	—	0	—
Nick P. Calamos	3	697,181,821	0	—	0	—
John P. Calamos, Jr.	3	697,181,821	0	—	0	—
Jeff Scudieri	3	697,181,821	0	—	0	—
Jon Vacko	3	697,181,821	0	—	0	—
John Hillenbrand	3	697,181,821	0	—	0	—
Steve Klouda	3	697,181,821	0	—	0	—
Christopher Hartman	3	697,181,821	0	—	0	—
Joe Wysocki	3	697,181,821	0	—	0	—

Other than potential conflicts between investment strategies, the side-by-side management of both the Fund and other accounts may raise potential conflicts of interest due to the interest held by Calamos Advisors in an account and certain trading practices used by the portfolio managers (e.g., cross trades between a Fund and another account and allocation of aggregated trades). Calamos Advisors has developed policies and procedures reasonably designed to mitigate those conflicts. For example, Calamos Advisors will only place cross-trades in securities held by the Fund in accordance with the rules promulgated under the 1940 Act and has adopted policies designed to ensure the fair allocation of securities purchased on an aggregated basis.

The portfolio managers advise certain accounts under a performance fee arrangement. A performance fee arrangement may create an incentive for a portfolio manager to make investments that are riskier or more speculative than would be the case in the absence of performance fees. A performance fee arrangement may result in increased compensation to the portfolio managers from such accounts due to unrealized appreciation as well as realized gains in the client’s account.

(a)(3) Calamos Advisors has developed and implemented a number of incentives that reward the professional staff to ensure that key employees are retained. Calamos Advisors’ senior management has established salary, short and long term incentive programs and benefit programs that we believe are competitive. Calamos Advisors’ incentive programs are based on investment performance, professional performance and an individual’s overall contribution. These goals and measures are established and reviewed on an annual basis during performance reviews. As of October 31, 2011, each portfolio manager receives compensation in the form of an annual base salary and a discretionary target bonus, each payable in cash. Their discretionary target bonus is set at a percentage of the respective base salary. The amounts paid to the portfolio managers and the criteria utilized to determine the amounts are benchmarked against industry specific data provided by a third party analytical agency. The compensation structure does not differentiate between the Funds and other accounts managed by the portfolio managers, and is determined on an overall basis, taking into consideration the performance of the various strategies managed by the portfolio managers. Portfolio performance, as measured by risk-adjusted portfolio performance, is utilized to determine the discretionary target bonus, as well as overall performance of Calamos Advisors. Portfolio managers are eligible to receive annual non-equity awards under a long term incentive compensation program, set at a percentage of the respective base salary.

(a)(4) As of October 31, 2011, the end of the registrant’s most recently completed fiscal year, the dollar range of securities beneficially owned by each portfolio manager in the registrant is shown below:

Portfolio Manager	Registrant
John P. Calamos Sr.	Over $	1,000,000
Nick P. Calamos		None
John P. Calamos, Jr.		None
Dino Dussias		None
Christopher Hartman		None
John Hillenbrand		None
Steve Klouda		None
Bryan Lloyd		None
Jeff Scudieri		None
Jon Vacko		None
Joe Wysocki		None

(b) Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No material changes.

ITEM 11. CONTROLS AND PROCEDURES.

a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and timely reported.

b) There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics

(a)(2)(i) Certification of Principal Executive Officer.

(a)(2)(ii) Certification of Principal Financial Officer.

(a)(2)(iii) Proxy Voting Policies and Procedures.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Calamos Global Total Return Fund

By: /s/ John P. Calamos, Sr.
Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	December 29, 2011

By: /s/ Nimish S. Bhatt
Name:	Nimish S. Bhatt
Title:	Principal Financial Officer
Date:	December 29, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ John P. Calamos, Sr.
Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	December 29, 2011

By: /s/ Nimish S. Bhatt
Name:	Nimish S. Bhatt
Title:	Principal Financial Officer
Date:	December 29, 2011